Exhibit 10.1

                          PRODUCT DEVELOPMENT AGREEMENT

     This Agreement is dated as of May 5, 2014,

BETWEEN:

               TRIDENT BRANDS INCORPORATED, a company incorporated under the laws of Nevada, having its principal offices located at 3rd Floor Olde Town Marina, Sandyport, Nassau, Bahamas

               ("TDNT")

AND:

               CONTINENTAL INGREDIENTS CANADA INC., a company incorporated under the laws of Ontario, having its principal offices located at 1170 Invicta Drive, Oakville, Ontario, L6H 6G1

               ("CIC")

WHEREAS TDNT intends to commercialize nutritional supplements and functional food and beverage products under its Everlast Sports Nutrition(R) trademark (collectively the "PRODUCTS") for direct response sales in the North American market;

AND WHEREAS TDNT wishes to engage CIC on an exclusive basis to provide services with respect to the development, manufacture and supply of the Products, pursuant to the terms and conditions of this Agreement;

THEREFORE the parties covenant and agree as follows:

1.   SERVICES

1.1 TDNT hereby exclusively retains CIC, and CIC agrees, to furnish to TDNT the services described generally in Exhibit A to this Agreement, which Exhibit forms an integral part of this Agreement (the "Services"). The parties recognize that Exhibit A is not intended to describe the Services in complete detail, but rather, to define the general scope and nature of the Services.

1.2 CIC will, from time to time, submit to TDNT, for its approval, proposals for the production of one or more of the Products, setting forth objectives, proposed actions and schedules for the Services. Once such proposals are approved by TDNT, and CIC has agreed to any specifications for the Products provided by TDNT, the parties shall enter into a separate
     production   agreement   with   respect  to  the  Product  (a   "Production
     Agreement"), which Production Agreement will, amongst other matters, contain terms for manufacturing, pricing and distribution of the Products.
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1.3  CIC  covenants  and agrees that it shall perform all Services in a diligent and professional manner, in accordance with the provisions of this Agreement and any applicable Production Agreements.

1.4 TDNT covenants and agrees that during the term of this Agreement it shall not engage another party other than CIC or its Associates, to provide the Services with respect to the Products. Subject to section 5 (TDNT's Intellectual Property Rights), nothing in this Agreement shall be construed to limit the rights of CIC to provide services similar to the Services to any other party.

1.5 This Agreement shall not be construed to limit either party's right to deal with any other vendors, suppliers, sellers or customers in respect of matters other than the manufacture, supply, distribution or purchase of the Products.

2.   TERM AND TERMINATION

2.1 The initial term of this Agreement shall be five (5) years, commencing May 5, 2014, 2014 and ending May 5, 2019. The term of this Agreement will automatically renew for further consecutive twelve (12) month periods on an ongoing basis, unless terminated earlier in accordance with the provisions of this Agreement, upon the same terms and conditions as set out herein, unless either party delivers to the other a termination notice in writing at least six (6) months prior to the expiration of the initial term or any renewal period.

2.2 Either party may terminate this Agreement in the event the other party breaches or violates any provision of this Agreement and does not cure such breach or violation within thirty (30) business days after receipt of written notice from the other party describing the breach or violation.

2.3 Without restricting any right or remedy otherwise available to the parties, this Agreement may be terminated on notice to the other party if the other party ceases to do business, becomes bankrupt, takes any steps or proceeding available to it for the benefit of insolvent debtors, becomes insolvent or takes any step or proceeding for its dissolution or winding up including the appointment of a receiver.

3.   PRODUCTION AGREEMENT

3.1 Each Production Agreement shall provide details regarding the pricing of the Product(s) and the parties acknowledge that it is intended that the pricing of the Products will result in a gross margin to CIC of between 20 to 30 percent. The Production Agreements shall also set forth provisions for the establishment of appropriate accounting systems for cash management, sales reconciliations and inventory sales guarantees by TDNT to CIC as well as deal with such matters as are set forth in Exhibit A hereto.

3.2 A Production Agreement will provide that delivery, including delivery later than the date or dates provided in a Production Agreement, shall not constitute a breach of the Production Agreement and shall not entitle TDNT

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     to terminate the  Production  Agreement or to any other remedy,  unless CIC has guaranteed the date of delivery in a warranty set out in the Production Agreement. The Production Agreement shall also contain provisions relating to force majeur events.

3.3  The Production Agreement will also provide that CIC shall:

     (a) properly pack, mark and ship the Products in accordance with all of TDNT's requirements;

     (b) provide, with each shipment, packing slips with TDNT's order number marked thereon; and

3.4 The Production Agreement will provide that all risk of loss or damage in the Products shall pass to TDNT when the Products are delivered to TDNT and the parties expressly agree that until CIC has been paid in full (in cash or cleared funds) for the Products, the following provisions shall apply:

     (a)  legal and beneficial ownership of the Products shall remain with CIC;

     (b) TDNT shall hold any of the Products that come in to its possession as bailee for CIC and that a fiduciary relationship exists between the parties;

     (c) TDNT shall keep the Products separate and in good condition as a fiduciary of CIC, clearly showing CIC's ownership of the Products;

     (d) CIC shall be entitled to inspect the Products and may recover all or any part thereof at any time from TDNT of any Products that are in TDNT's possession and for that purpose CIC, its servants and agents may enter upon any land or building upon or in which the Products are situated;

     (e) TDNT shall have the right to dispose of the Products (as between it and its customers only), upon payment for same to CIC, as principal in the ordinary course of its business provided that where TDNT is paid by its customers TDNT holds the proceeds of sale to the extent of the amount owing by TDNT to CIC at the time of receipt of such proceeds in trust for CIC and does not mix those proceeds with any other monies.

     (f) under no circumstances shall CIC be liable to TDNT for any expenses or any damage that TDNT may incur or suffer while acting as the bailee of CIC.

3.5  The Production Agreement shall further provide that:

     (a) TDNT's designated employees or agents shall have the right to enter CIC's production facility at reasonable times on prior notice to CIC to be present for an inspection, supervised and conducted by CIC personnel, of the facility, the Products, the materials and any

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          property  of  CIC  utilized  to  perform  its  obligations  under  the
          Production Agreement.

     (b) Unless otherwise specified in a Production Agreement, TDNT shall inspect or test all goods upon receipt. TDNT shall be deemed to have accepted the goods and that the goods comply with the Production Agreement unless, in the case of a defect in the quality or state of the Products otherwise not complying with a Production Agreement, TDNT gives CIC a notice specifying such defect or noncompliance within 14 days after receiving the Products.

4.   WARRANTY

4.1 CIC warrants that at the date of delivery the title to the Products sold shall be free of any encumbrances and that the Products will conform to the specifications, samples or descriptions furnished to or by TDNT or specified in the Production Agreement.

4.2 Unless the parties have expressly agreed in a Production Agreement to modify this section 4.2 then, notwithstanding the provisions of section 4.1 above or any other provision of this Agreement, any condition, warranty, statement or undertaking as to the Products' merchantability or fitness or suitability for any particular purpose however or whenever expressed or which may be implied by statute, custom or usage of trade or otherwise is hereby expressly excluded, except and only to the extent that any such exclusion is specifically prevented by law.

5.   TDNT'S INTELLECTUAL PROPERTY RIGHTS.

5.1 CIC acknowledges and agrees that TDNT is the sole owner or licensee of all trade-marks, trade names, patents, copyrights and any other intellectual property rights associated with the Products (the "Intellectual Property Rights"), and all associated goodwill. CIC shall not challenge TDNT's ownership or use, or the validity, of any and all Intellectual Property Rights of TDNT;

5.2 CIC agrees to cooperate with TDNT and/or its Associates and take all reasonable actions required to assist TDNT and/or its Associates to secure, protect and maintain the Intellectual Property Rights in Canada, the United States of America or any foreign country, including but not limited to giving prompt notice to TDNT of any known or potential infringement of such Intellectual Property Rights of which CIC becomes aware, and cooperating in the preparation, execution and/or recordation of any documents necessary to register or otherwise protect such Intellectual Property Rights, and maintaining or terminating, as applicable, such documents or recordation.

5.3 TDNT and/or its Associates may or may not, at its own discretion, commence, prosecute or defend any action or claim concerning any Intellectual Property Rights and shall have the right to control any such action, and CIC shall fully cooperate with TDNT and/or its Associates in any such action, including the satisfaction of procedural requirements necessary to bring such action in a particular jurisdiction. CIC shall not commence any

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     action regarding the Products or any  Intellectual  Property Rights of TDNT
     without TDNT's prior written consent, which TDNT may withhold.

5.4 The provisions of sections 5.1, 5.2 and 5.3 above shall survive the expiry or other termination of this agreement, however caused.

6.   COMPLIANCE WITH LAWS

6.1 CIC agrees that any and all work performed in compliance with this Agreement, any Production Agreement and the Products shall be subject in all respects to, and in compliance with all municipal, provincial and federal laws, rules and regulations of Canada and its respective agencies governing the manufacture, sale and delivery of the Product.

7.   CONFIDENTIALITY

7.1 The parties acknowledge and agree that they may become privy to certain proprietary and confidential information relating to the other party's business including, without limitation, trade secrets, lists, product formulations, methods and recipes, supplier and customer lists, and all technical, cost, pricing and marketing information (the "Confidential Information"). Each party shall maintain the absolute confidentiality of the other party's Confidential Information and shall not disclose the same for any reason whatsoever, except disclosing such information to its directors, officers, employees and professional advisors only to the extent necessary for the performance of its obligations under this Agreement. Each party further agrees not to use, disclose or provide access to any such Confidential Information of the other party, directly or indirectly, in any manner except as expressly permitted herein, or for the purposes of carrying out its obligations under this Agreement. Without limiting the generality of the foregoing, "use, disclose or provide access to" includes sale, copying, dissemination, publishing, broadcasting or reproduction by any means whatsoever. Notwithstanding the foregoing, neither party shall have any obligation of confidentiality with respect to information which:

     (a) is publicly available after such receipt other than by breach of this Agreement;

     (b) the receiving party can show was lawfully in its possession prior to the receipt thereof (as evidenced by written or other tangible records or practices);

     (c) was received in good faith by the receiving party from an independent third party who, at the time of such receipt, was lawfully in possession of such information and under no obligation of secrecy or confidentiality;

     (d) is independently and lawfully developed by a party completely without reference to the Confidential Information (as evidenced by written or other tangible records and practices); or

     (e) is released from the provisions of this Agreement by the written authorization of the other party.

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7.2  Neither  party  shall be in  breach  of this  Agreement  as a result of the disclosure of any Confidential Information required by law or judicial or administrative process, provided that the disclosing party provides the other party with as much notice as is reasonably possible in the
     circumstances   prior  to  making  any  such   disclosure  of  Confidential
     Information and cooperates with the other party in any application, proceedings or other action undertaken by the other party. to obtain a protective order or other means of protecting the .confidentiality of the Confidential Information required to be disclosed.

8.   GENERAL

8.1 All references to amounts of money refer to the lawful currency of Canada unless otherwise specified.

8.2 The recitals to this Agreement are incorporated into this Agreement by reference and form an integral part of this Agreement.

8.3  The  headings in this  Agreement  have been  inserted  for  convenience  of
     reference   only  and  shall  not   affect  in  any  way  the   meaning  or
     interpretation of this Agreement.

8.4 This Agreement contains the entire agreement among the parties relating to the subject matter hereof, and it supersedes, terminates and cancels any and all prior expectations, understandings, communications, representations and agreements, whether written or oral, among the parties relating to the subject matter of this Agreement.

8.5 This Agreement may not be altered or modified except by agreement in writing signed by the parties.

8.6 Each of the parties shall, from time to time, execute and deliver all such other documents and instruments and do all acts and things as the other party may reasonably require to effectively carry out, perfect, or better evidence the full intent of this Agreement and there are no other terms and conditions except as set forth herein respecting the purchase and sale of the Products hereunder.

8.7 No waiver by a party of any breach of a provision of this Agreement by the other party shall be deemed to be a waiver of any other breach of this Agreement.

8.8 If any covenant, obligation or term of this Agreement is held to be invalid or unenforceable, then the remainder of this Agreement shall not be affected by the invalid or unenforceable portion and this Agreement shall be construed as though it were executed without reference to the invalid or unenforceable portion of this Agreement.

8.9 This Agreement shall, in all respects, be subject to and be interpreted, construed and enforced in accordance with the laws in effect in the Province of Ontario and the laws of Canada applicable in the Province of Ontario.

8.10 All notices required or permitted to be given under the terms of this Agreement will be in writing and may be delivered personally, by courier or may be forwarded by first class prepaid registered mail to the addresses

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     set forth on page 1 of this  Agreement  or at such other  addresses  as may from time to time be notified in writing by the parties to this Agreement. Any notice delivered will be deemed to have been given and received at the time of delivery. Any notice mailed by first class prepaid registered mail will be deemed to have been given and received on the expiration of 72 hours after it is posted, provided that if there is between the time of mailing and actual receipt of the notice a mail strike, slowdown or other labour dispute which might affect the delivery of such notice by the mail, then such notice will only be effective if actually delivered.

8.11 Nothing in this Agreement shall be deemed or construed as creating the relationship of principal and agent, partnership or joint venture between the parties. This Agreement, and no provision in this Agreement or any act or acts of the parties to this Agreement shall be deemed to create any relationship other than that of supplier and customer.

8.12 All rights and remedies of either party under this Agreement are cumulative and are in addition to and shall be deemed not to exclude any other right or remedy allowed by law and all rights and remedies may be exercised concurrently.

8.13 This Agreement shall enure to the benefit of and be binding upon the parties, their respective successors and permitted assigns.

8.14 CIC shall not assign its interests or obligations under this Agreement without the prior written consent of TDNT, which consent may be withheld at the sole discretion of TDNT. TDNT shall not assign its interests or obligations under this Agreement without the prior written consent of CIC, which consent may be withheld at the sole discretion of CIC.

8.15 This Agreement may be executed in any number of counterparts, each of which when executed and delivered (by facsimile or otherwise) shall be deemed to be an original, and all of which together shall constitute one and the same document.

9.   DEFINITIONS

9.1 Unless the context otherwise requires, the following words and phrases have the meanings set forth below:

     (a)  "Associate" means, in relation to either party hereto, a company:

          (i) which holds or controls, directly or indirectly through another person, entity or otherwise, more than half of the voting shares in a party hereto; or

          (ii) in which any such  company or a party  hereto  holds or controls,
               directly  or  indirectly   through  another  person,   entity  or
               otherwise, more than half of the voting shares,

               and "Associates" means all of them.

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IN WITNESS  WHEREOF the parties  hereto have executed  this  Agreement as of the date first above written.

                                       CONTINENTAL INGREDIENTS CANADA INC.


                                       Per: /s/ Don MacPhee
                                           -------------------------------------
                                           Name:  Don MacPhee
                                           Title: Managing Partner


                                       Per: /s/ Robert Campbell
                                           -------------------------------------
                                           Name:  Robert Campbell
                                           Title: Managing Partner
                                           I/We have authority to sign on behalf
                                           of the Corporation.

                                       TRIDENT BRANDS INCORPORATED


                                       Per:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       Per: /s/ Michael Browne
                                           -------------------------------------
                                           Name:  Michael Browne
                                           Title: President
                                           I/We have authority to sign on behalf
                                           of the Corporation.


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                                    EXHIBIT A

Responsibilities of CIC

General

Act as liaison/consolidator between all the ingredient suppliers and TDNT

Manage  the  complete   process   from   ingredient   sourcing,   manufacturing,
distribution,  inventory management and other various logistics of the products.

Identify and advise TDNT with the latest technology of ingredients suitable for the design of TDNT's products

Help to design the future  portfolio of products

Provide access to the in-house labs of CIC where applicable

Provide a designated portion of finished office space for TDNT

Logistics

All products will be designed (where applicable) through this partnership for a period of five years with automatic renewals if mutually agreed upon. Design objectives will be brought to CIC from TDNT and both will work in conjunction to develop through concept to product delivery.

CIC will deal directly with the ingredient manufacturers and build in a mutually agreed upon mark-up/margin on all products.

CIC will source the most suitable manufacturing partner and manage the final build out of the product including the packaging components.

CIC will arrange to have the product shipped to the designated distribution facility for the direct response sales.

Scope

This appendix is limited to direct response sales in North America. As the scope changes in relation to sales outside North America or to the retail sales channels this appendix will need to modified.

Sample Price Calculation

Cost of goods, freight,  applicable duties, and packaging fees equals Base Cost.

For a 25% gross markup calculation take base cost and divide by 0.75.